PROSPECTUS
April  30,  2001
revised  _________,  2001

CALVERT  VARIABLE  SERIES,  INC.
CALVERT  SOCIAL  PORTFOLIOS




1     SOCIAL  MONEY  MARKET  PORTFOLIO

6     SOCIAL  SMALL  CAP  GROWTH  PORTFOLIO

13     SOCIAL  MID  CAP  GROWTH  PORTFOLIO

20     SOCIAL  INTERNATIONAL  EQUITY  PORTFOLIO

27     SOCIAL  BALANCED  PORTFOLIO

35     SOCIAL  EQUITY  PORTFOLIO















These securities have not been approved or disapproved by the Securities and Exchange Commission ("SEC") or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PRELIMINARY PROSPECTUS
October 25, 2001

CALVERT SOCIAL EQUITY PORTFOLIO
CALVERT SOCIAL  EQUITY  PORTFOLIO


About  the  Portfolio
2  Investment  Objective,  Strategy
2  Principal  Investment  Practices  and  Risks

About  Social  Investing
4  Investment  Selection  Process
4  Socially  Responsible  Investment  Criteria

About  Your  Investment
5  The  Fund  and  Its  Management
6  Advisory  Fees
6  Service  Fees
6  Purchase,  Exchange  and  Redemption  of  Shares
7  Dividends  and  Distributions
7  Taxes




Calvert Social Equity Portfolio of Calvert Variable Series, Inc. (the "Fund") should not be confused with the Calvert Social Investment Fund Equity Portfolio. Performance of the two portfolios will differ.



The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any states where the offer or sale is not permitted.




These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any State Securities Commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CVS  Social  Equity
Advisor:     Calvert  Asset  Management  Company,  Inc.
Subadvisor:     Atlanta  Capital  Management  Company,  L.L.C.
Objective
CVS Social Equity seeks growth of capital through investment in stocks of issuers in industries believed to offer opportunities for potential capital appreciation and which meet the Portfolio's investment and social criteria.

Principal  Investment  Strategies
CVS Social Equity invests primarily in the common stocks of large-cap companies having, on average, market capitalization of at least $1 billion. Investment returns will be mostly from changes in the price of the Portfolio's holdings (capital appreciation).

The Subadvisor looks for growing companies with a history of steady earnings growth. Companies are selected based on the Subadvisor's opinion that the company has the ability to sustain growth through growing profitability and that the stock is favorably priced with respect to those growth expectations.

The Portfolio invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. See "Investment Selection Process."

Principal  Risks
You could lose money on your investment in the Portfolio, or the Portfolio could underperform for any of the following reasons:

-     The  stock  market  goes  down
-     The  individual stocks in the Portfolio do not perform as well as expected

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Past  Performance
(No performance results are shown for the Portfolio since it was recently organized.)




Investment  Practices  and  Risks
The most concise description of the Portfolio's principal investment strategies and associated risks is under the risk-return summary. The Portfolio is also permitted to invest in certain other investments and to use certain investment techniques that have higher risks associated with them. On the following pages are brief descriptions of the investments and techniques, summarized in the risk-return summary along with certain additional investment techniques and their risks.

For each of the investment practices listed, the table below shows the Portfolio's limitations as a percentage of its assets and the principal types of risk involved. (See the pages following the table for a description of the types of risks). Numbers in this table show maximum allowable amount only; for actual usage, consult the Portfolio's annual/semi-annual reports.

Key  to  Table
J     Portfolio  currently  uses  as  a  principal  investment  practice
q     Permitted,  but  not typically used as a principal investment     practice
(%  of  assets  allowable,  if  restricted)
8     Not  permitted
xN     Allowed  up  to  x%  of  Portfolio's  net  assets
xT     Allowed  up  to  x%  of  Portfolio's  total  assets
NA     Not  applicable  to  this  type  of  fund

Investment  Practices
Active Trading Strategy/Turnover involves selling a security soon after purchase. An active trading strategy causes a fund to have higher portfolio turnover compared to other funds and higher transaction costs, such as commissions and custodian and settlement fees, and may increase a Portfolio's tax liability.
Risks:  Opportunity,  Market  and  Transaction.                      g

Temporary  Defensive  Positions.
During adverse market, economic or political conditions, the Portfolio may depart from its principal investment strategies by increasing its investment in U.S. government securities and other short-term interest-bearing securities. During times of any temporary defensive positions, the Portfolio may not be able to achieve its investment objective
Risks:  Opportunity.                                                 g

Conventional  Securities
Stocks  in  General
The Portfolio is subject to stock market risk. Stock prices overall may decline over short or even long periods. The Portfolio is also subject to investment style risk, which is the chance that returns from the type of stocks it purchases (large-cap, mid-cap, etc.) will trail returns from other asset classes or the overall stock market. Each type of stock tends to go through cycles of doing better or worse than the stock market in general. Finally, individual stocks  may  lose  value  for  a variety of reasons, even when the overall stock
market  has  increased.  Risks:  Market.                             J

Foreign Securities. Securities issued by companies located outside the U.S. and/or traded primarily on a foreign exchange. Risks: Market, Currency, Transaction, Liquidity, Information and Political.

                                                           25N


Small Cap Stocks. Investing in small companies involves greater risk than with more established companies. Small Cap stock prices are more volatile and the companies often have limited product lines, markets, financial resources, and management experience. Risks: Market, Liquidity and Information.

                                                             q


Investment grade bonds. Bonds rated BBB/Baa or higher or comparable unrated bonds. Risks: Interest Rate, Market and Credit.

                                                             q


Below-investment grade bonds. Bonds rated below BBB/Baa or comparable unrated bonds, also known as high-yield bonds. They are subject to greater credit risk than investment grade bonds. Risks: Credit, Market, Interest Rate, Liquidity and Information.

                                                             20N


Unrated debt securities. Bonds that have not been rated by a recognized rating agency; the Advisor has determined the credit quality based on its own research.
Risks:  Credit,  Market,  Interest  Rate,  Liquidity  and  Information.

                                                             q


Illiquid securities. Securities which cannot be readily sold because there is no active market. Risks: Liquidity, Market and Transaction.

                                                             15N


Initial Public Offerings ("IPOs"). IPOs are newly issued securities that may have volatile prices due to speculation and the lack of any established long term price history. Accordingly, IPOs and other volatile investments may magnify the performance impact when the Fund assets are small or when the Fund contains a significant amount of such investments. Currently, there is no limit on the amount of IPOs that may be purchased by the Fund provided such purchases are within the Fund's stated objectives and guidelines. Fund performance driven by IPO purchases may not continue if assets grow or IPO Fund trading changes.
Risks:  Market.

                                                             q


Unleveraged  derivative  securities

Asset-backed securities. Securities are backed by unsecured debt, such as credit card debt. These securities are often guaranteed or over-collateralized to enhance their credit quality. Risks: Credit, Interest Rate and Liquidity.

                                                             q


Mortgage-backed securities. Securities are backed by pools of mortgages, including passthrough certificates, and other senior classes of collateralized mortgage obligations (CMOs). Risks: Credit, Extension, Prepayment, Liquidity and Interest Rate.

                                                             q


Participation interests. Securities representing an interest in another security or in bank loans. Risks: Credit, Interest Rate and Liquidity.

                                                             q


Currency contracts. Contracts involving the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Risks:
Currency,  Correlation,  Liquidity  and  Opportunity.

                                                             g


Leveraged  derivative  instruments
Options on securities and indices. Contracts giving the holder the right but not the obligation to purchase or sell a security (or the cash value, in the case of an option on an index) at a specified price within a specified time. Any options written by the Portfolio must be covered. Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Credit and Opportunity.

                                                             5T1


Futures contract. Agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specific future date. Risks:
Interest  Rate,  Currency,  Market,  Leverage,  Correlation,  Liquidity  and
Opportunity.

                                                             q
                                                             5N



1Based  on  net  premium  payments.

The Portfolio has additional investment policies and restrictions (for example, repurchase agreements, borrowing, pledging, and reverse repurchase agreements, securities lending and when-issued securities and swap agreements.) These policies and restrictions are discussed in the SAI.

Types  of  Investment  Risk

Correlation  risk
This occurs when a Portfolio "hedges"- uses one investment to offset the Portfolio's position in another. If the two investments do not behave in relation to one another the way portfolio managers expect them to, then unexpected or undesired results may occur. For example, a hedge may eliminate or reduce gains as well as offset losses.

Credit  risk
The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

Currency  risk
Currency risk occurs when a Portfolio buys, sells or holds a security denominated in foreign currency. Foreign currencies "float" in value against the US dollar. Adverse changes in foreign currency values can cause investment losses when a Fund's investments are converted to US dollars.

Extension  risk
The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Information  risk
The risk that information about a security or issuer or the market might not be available, complete, accurate or comparable.

Interest  rate  risk
The risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/"stripped" coupon securities ("strips") are subject to greater interest rate risk.

Leverage  risk
The risk that occurs in some securities or techniques which tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount actually invested.

Liquidity  risk
The risk that occurs when investments cannot be readily sold. A Portfolio may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Management  risk
The risk that portfolio management practices might not work to achieve their desired result.

Market  risk
The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment's value.

Opportunity  risk
The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political  risk
The risk that may occur with foreign investments, and means that the value of an investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors, including risk of expropriation.
Prepayment  risk
The risk that unanticipated prepayments may occur, reducing the value of a mortgage-backed security. The Portfolio must then reinvest those assets at the current, market rate which may be lower.

Transaction  risk
The risk that a Portfolio may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

Investment  Selection  Process
Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and social criteria. Although the Portfolio's social criteria tend to limit the availability of investment opportunities more than is customary with other investment companies, Calvert and the Subadvisor believe there are sufficient investment opportunities to permit full investment among issuers which satisfy the Portfolio's investment and social objectives.

Socially  Responsible  Investment  Criteria
All investments for the Portfolio are selected with a concern for the social impact of each investment. The Portfolio has developed the following criteria for the selection of organizations in which the Portfolio invests. The Portfolio seeks to invest in a producer or service provider which:

1. Delivers safe products and services in ways that sustain our natural environment.

2. Is managed with participation throughout the organization in defining and achieving objectives.

3. Negotiates fairly with its workers, provides an environment supportive of their wellness, does not discriminate on the basis of race, gender, religion, age, disability, ethnic origin or sexual orientation, does not consistently violate regulations of the Equal Employment Opportunity Commission, and provides opportunities for women, people of color, disadvantaged minorities and others from whom equal opportunities have often been denied.

4. Fosters awareness of a commitment to human goals, such as creativity, productivity, self-respect, and responsibility, within the organization and the world, and continually recreates a context within which these goals can be realized.

The Portfolio seeks to avoid investing in an issuer primarily engaged in the production of nuclear energy or in the manufacture of equipment to produce nuclear energy, business activities in support of repressive regimes, or the manufacture of weapons systems.

Each investment is selected on the basis of its abilities to contribute to the dual objective of the Portfolio. All potential investments are first screened for financial soundness and then evaluated according to the Portfolio's social criteria. To the greatest extent possible, investments are made in companies exhibiting unusual, positive accomplishment with respect to one or more of the criteria. All companies must meet the Portfolio's minimum standards for all the criteria.

The selection of an organization for investment by the Portfolio does not constitute endorsement or validation by the Fund, nor does the exclusion of an organization necessarily reflect failure to satisfy the Portfolio's social criteria. Policyholders directing investment in the Portfolio are invited to send brief descriptions of companies they believe might be suitable for investment by the Portfolio.

High  Social  Impact  Investments
High Social Impact Investments is a program that targets a percentage of the Portfolio's assets to directly support the growth of community-based organizations for the purposes of promoting business creation, housing development, and economic and social development of urban and rural communities. The Portfolio may engage in this program upon reaching $50 million in assets. These types of investments offer a rate of return below the then-prevailing market rate, and are considered illiquid, unrated and below-investment grade. They also involve a greater risk of default or price decline than investment grade securities. However, they have a significant social return by making a tremendous difference in our local communities. High Social Impact Investments are valued under the direction and control of the Fund's Board of Directors.

Pursuant to an exemptive order, the Portfolio invests those assets allocated for investment in high social impact investments through the purchase of Community Investment Notes from the Calvert Social Investment Foundation. The Calvert Social Investment Foundation is a non-profit organization, legally distinct from Calvert, organized as a charitable and educational foundation for the purpose of increasing public awareness and knowledge of the concept of socially responsible investing. It has instituted the Calvert Community Investments program to raise assets from individual and institutional investors and then invest these assets directly in non-profit or not-for-profit community development organizations and community development banks that focus on low income housing, economic development and business development in urban and rural communities. The Portfolio may also invest directly in high social impact issuers.


The  Fund  and  Its  Management
The shares of the Fund currently are sold only to insurance companies (collectively, the "Insurance Companies") for allocation to their separate accounts (collectively, the "Variable Accounts") to fund the benefits under certain variable annuity and variable life insurance policies (collectively, the "Policies") issued by such companies. Accordingly, the interest of a policy owner in the shares is subject to the terms of the particular annuity or life insurance policy and is described in the attached prospectus for one of the Policies, which should be reviewed carefully by a person considering the purchase of a Policy. The rights of the Insurance Companies as shareholders should be distinguished from the rights of a policy owner which are described in the Policies. Policy owners should consider that the investment return experience of the Portfolio will affect the value of the policy and the amount of annuity payments or life insurance benefits received under a policy. See the attached prospectus(es) for the Policies for a description of the relationship between increases or decreases in the net asset value of Portfolio shares (and any distributions on such shares) and the benefits provided under a policy.


Calvert Asset Management Company, Inc. ("Calvert") (4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814) is the Portfolio's investment advisor. Calvert provides the Fund with investment supervision and management and office space; furnishes executive and other personnel to the Fund, and pays the salaries and fees of all Trustees/Directors who are affiliated persons of the Advisor. It has been managing mutual funds since 1976. Calvert is the investment advisor for over 25 mutual fund portfolios, including the first and largest family of socially screened funds. As of September 30, 2001, Calvert had over $7.3 billion in assets under management.

Subadvisor  and  Portfolio  Manager
Atlanta Capital Management Company, L.L.C. (Two Midtown Plaza, Suite 1600, 1349 West Peachtree Street, Atlanta, GA 30309) has managed the Portfolio since its inception.

Daniel W. Boone, III, C.F.A. heads the Atlanta portfolio management team for CVS Social Equity. He is a senior Partner and senior investment professional for Atlanta Capital. He has been with the firm since 1976. He specializes in equity portfolio management and research. Before joining the firm, he held positions with the international firm of Lazard, Freres in New York, and Wellington Management Company. Mr. Boone has earned a MBA from the Wharton School of University of Pennsylvania, where he graduated with distinction, and a B.A. from Davidson College.

The Portfolio has obtained an exemptive order from the Securities and Exchange Commission to permit the Fund, pursuant to approval by the Board of Directors, to enter into and materially amend contracts with the Portfolio's Subadvisor without shareholder approval. See "Investment Advisor and Subadvisor" in the SAI for further details.


Advisory  Fees
For fiscal year 2001, the Advisor is entitled to receive from the Portfolio an advisory fee of .55% of the average daily net assets of the Portfolio.


Calvert Distributors, Inc., the Fund's underwriter, pays dealers an ongoing service fee while you own shares of the Portfolio (expressed as an annual percentage rate of average daily net assets held in Calvert accounts by that dealer). The maximum service fee payable is 0.25%.



Purchase,  Exchange  and  Redemption  of  Shares
The Fund offers its shares, without sales charge, only for purchase by the Insurance Companies for allocation to their Variable Accounts. Shares are purchased by the Variable Accounts at the net asset value of the Portfolio next determined after the Insurance Company receives the premium payment. The Fund continuously offers its shares in the Portfolio at a price equal to the net asset value per share. Initial and subsequent payments allocated to the Fund are subject to the limits applicable in the Policies issued by the Insurance Companies.

It is conceivable that in the future it may be disadvantageous for both annuity Variable Accounts and life insurance Variable Accounts, or for Variable Accounts of different Insurance Companies, to invest simultaneously in the Fund, although currently neither the Insurance Companies nor the Fund foresee any such disadvantages to either variable annuity or variable life insurance policy owners of any Insurance Company. The Fund's Board of Directors intends to monitor events in order to identify any material conflicts between such policy owners and to determine what action, if any, should be taken in response thereto.

The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of Policies. Redemptions are processed on any day on which the Fund is open for business (each day the New York Stock Exchange is open), and are effected at the Portfolio's net asset value next determined after the appropriate Insurance Company receives a surrender request in acceptable form.

Payment for redeemed shares will be made promptly, but in no event later than seven days. However, the right of redemption may be suspended or the date of payment postponed in accordance with the Rules under the 1940 Act. The amount received upon redemption of the shares of the Fund may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the assets owned by the Fund. The Fund redeems all full and fractional shares of the Portfolio for cash. The redemption price is the net asset value per share.

The net asset value of the shares of the Portfolio is determined once daily as of the close of business of the New York Stock Exchange, on days when the Exchange is open for business, or for any other day when there is a sufficient degree of trading in the investments of the Portfolio to affect materially its net asset value per share (except on days when no orders to purchase or redeem shares of the Portfolio have been received). The net asset value is determined by adding the values of all securities and other assets of the Portfolio, subtracting liabilities and expenses, and dividing by the number of outstanding shares of the Portfolio.

Securities held by the Portfolio are valued at their market value if market quotations are readily available. Otherwise, such securities are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be made by persons acting pursuant to the direction of the Board. All money market instruments are valued on an amortized cost basis.

The Portfolio holds securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed. The Portfolio does not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Portfolio shares may change on days when you will not be able to buy or sell your shares.

Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (e.g., Columbus Day and Veteran's Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

The Fund and the distributor reserve the right at any time to reject or cancel any part of any purchase or exchange order; modify any terms or conditions of purchase of shares of the Fund; or withdraw all or any part of the offering made by this prospectus. To protect the interests of investors, the Fund and the distributor may reject any order considered market-timing activity.

The Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

Dividends  and  Distributions
It is the Fund's intention to distribute substantially all of the net investment income, if any, of the Portfolio. For dividend purposes, net investment income of the Portfolio consists of all payments of dividends or interest received by such Portfolio less estimated expenses (including the investment advisory fee). All net realized capital gains, if any, of each Portfolio are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Portfolio at net asset value.

Taxes
As a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code, as amended, the Fund is not subject to federal income tax, nor to the federal excise tax imposed by the Tax Reform Act of 1986, to the extent that it distributes its net investment income and realized capital gains. Since the only shareholders of the Fund are the Insurance Companies, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of the annuity or life insurance policies, see the prospectuses for the Policies.

For investors who want more information about the Portfolio, the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about the Portfolio's investments is available in the Portfolio's Annual and Semi-Annual reports to shareholders. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI for the Portfolio provides more detailed information about the Portfolio and is incorporated into this prospectus by reference.

You can get free copies of reports and the SAI, request other information and discuss your questions about the Portfolio by contacting your financial professional, or the Portfolio at:

Calvert  Group,  Ltd.
4550  Montgomery  Ave.,  Suite  1000N
Bethesda,  MD.  20814

Telephone:  1-800-368-2745

Calvert  Group  Web-Site:
www.calvert.com

You can review the Portfolio's reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

For a fee, by writing to or calling the Public Reference Room of the Commission, Washington, D.C. 20549-0102, Telephone: (202) 942-8090.

Free  from  the  Commission's  Internet  website  at  http://www.sec.gov.

Investment  Company  Act  File  No.:  811-3591